SUPPLEMENT DATED JANUARY 15, 1998
                              TO THE PROSPECTUS OF

                          TEMPLETON PACIFIC GROWTH FUND
                              DATED JANUARY 1, 1997




The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to add the following new category 5 to the list of sales charge waiver categories:

5. Tender proceeds from the Templeton Vietnam Opportunities Fund, Inc. if you have directed the proceeds to be invested in the Fund under the terms of the "Offer to Purchase" dated December 19, 1997.